EXHIBIT 10.4

LIMITED RECOURSE GUARANTY

BORROWER:                                   PACIFIC ETHANOL, INC.

GUARANTOR:                                PACIFIC ETHANOL CALIFORNIA, INC.

LENDER:                                           LYLES UNITED, LLC

LOAN AMOUNT:                           $30,000,000.00

DATE:                                                NOVEMBER 7, 2008

THIS LIMITED RECOURSE GUARANTY (“Guaranty”) is executed by the above-named Guarantor in favor of LYLES UNITED, LLC, a Delaware limited liability company (“Lender”), as of the date set forth above.

1. Lender made a loan to Pacific Ethanol Imperial, LLC (“PE Imperial”) in the Loan Amount set forth above (the “Loan”), which Loan was guaranteed by the Borrower and secured by the assets of PE Imperial.  Lender has agreed to release its security interest in the assets of PE Imperial and to permit PE Imperial to assign its obligations under the Loan to Borrower, in consideration of, among other things, the execution and delivery of this Guaranty by Guarantor.  Guarantor is willing to enter into this Guaranty because it owns 100% of the ownership interests of PE Imperial and is benefited by the release of Lender’s security interest in the assets of PE Imperial and by PE Imperial’s assignment of the Loan to Borrower.  The Loan is to be evidenced by an Amended and Restated Promissory Note in said principal sum (the “Note”).

2. For and in consideration of the recitations contained herein and to induce Lender to consent to the assignment of the Loan by PE Imperial to Borrower and to release its security interest in the assets of PE Imperial and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby irrevocably and absolutely guarantees to and for the benefit of Lender or order, the full and faithful payment and performance of all of Borrower’s present and future indebtedness and obligations, direct or indirect, to Lender arising under or with respect to the Note (collectively, the “Obligations”).

3. This Guaranty is, and is intended to be, a guaranty of the Obligations, in addition to any other guaranty, endorsement or collateral held by Lender therefor, whether or not furnished by Guarantor.  Guarantor shall have no right of subrogation with respect to any payments made by Guarantor hereunder until all of the Obligations are paid or performed in full.

4. NOTWITHSTANDING THE FOREGOING OR ANY OTHER PROVISION OF THIS GUARANTY, IT IS AGREED AND UNDERSTOOD THAT THE LIABILITY OF GUARANTOR HEREUNDER SHALL BE LIMITED SOLELY TO THE AMOUNT OF FUTURE CASH DISTRIBUTIONS RECEIVED BY GUARANTOR ON ACCOUNT OF GUARANTOR’S OWNERSHIP INTEREST IN PE IMPERIAL AND FRONT RANGE ENERGY, LLC, A COLORADO LIMITED LIABILITY COMPANY, AS CONTEMPLATED BY THAT CERTAIN IRREVOCABLE JOINT INSTRUCTION LETTER OF EVEN DATE HEREWITH BY BORROWER AND LENDER AND ACKNOWLEDGED AND AGREED TO BY GUARANTOR, AND THERE SHALL BE NO OTHER RECOURSE AGAINST GUARANTOR OR ANY OTHER ASSETS OR PROPERTY OF GUARANTOR.

5. Guarantor authorizes Lender, without notice or demand and without affecting Guarantor’s obligations hereunder, from time to time:  (i) to renew, extend, increase, accelerate or otherwise change the time for payment of, the terms of or the interest on the Obligations or any part thereof; (ii) to take from any party and hold collateral for the payment and performance of the Obligations or any part thereof; (iii) to accept and hold any endorsement or guaranty of payment and performance of the Obligations or any part thereof and to release or substitute any such endorser or guarantor, or any party who has given any security interest in any collateral as security for the payment and performance of the Obligations or any part thereof, or any other party in any way obligated to pay or perform the Obligations or any part thereof; (iv) to direct the order or manner of the disposition of any and all collateral and the enforcement of any and all endorsements and guaranties relating to the Obligations or any part thereof as Lender, in its sole discretion, may determine; and (v) to determine how, when and what application of payments and credits, if any, shall be made on the Obligations or any part thereof, and to apply the same upon principal or interest or the portion thereof, if any, in excess of the amounts guaranteed under this Guaranty.

6. No delay or omission by Lender in exercising any right or remedy hereunder shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy.  All rights and remedies of Lender hereunder are cumulative.  No invalidity, illegality or unenforceability of the Obligations shall release, diminish, or extinguish the liability of Guarantor hereunder.  This Guaranty shall remain in full force and effect until the date on which all Obligations shall be paid in full.

7. Guarantor agrees that in the event all or any part of the liability of Borrower in respect of the Obligations hereafter ceases as a result of a non-judicial foreclosure by Lender of any or all of any collateral delivered to secure the Obligations, Guarantor nevertheless expressly assumes liability for the Obligations, notwithstanding that the effect of any applicable statutes or other governing law, may limit or prohibit Guarantor’s right to proceed or pursue any remedies against Borrower, and notwithstanding that Guarantor may not be permitted to subrogate to Lender’s position.  Guarantor hereby waives any defense to the obligations and liabilities of Guarantor hereunder and any and all rights with respect thereto that Guarantor may otherwise have under the provisions of applicable statutes or other governing law as a result of Lender’s election of any remedy which impairs or alters the rights of Guarantor against Borrower or any collateral held by Lender, and Guarantor expressly acknowledges and agrees that Lender may, in its sole discretion, elect to foreclose upon any collateral Lender holds by non-judicial foreclosure rather than by judicial foreclosure without impairing or affecting in any way whatsoever Lender’s rights under this Guaranty, including the right to proceed against Guarantor for any deficiency following a non-judicial foreclosure sale.  Guarantor understands and agrees that upon any foreclosure or assignment in lieu of foreclosure of any security held by Lender:  (i) such security will no longer exist and that any right that Guarantor might otherwise have, upon full payment and performance of the Obligations to Lender by Guarantor, to participate in any such security or to be subrogated to any rights of Lender with respect to any such security, will be nonexistent; and (ii) Guarantor shall be deemed to have waived any right, title, interest or claim under any circumstances in or to any real or personal property held by Lender or any third party following any foreclosure or assignment in lieu of foreclosure of any such security.

8. Guarantor waives all rights to exoneration from any and all of their liabilities hereunder pursuant to the provisions of the California Civil Code and/or under any other applicable statutes or other governing law.

9. Guarantor waives any right to require Lender to:  (i) proceed against Borrower; (ii) proceed against or exhaust any security held from Borrower; or (iii) pursue any other remedy Lender may have whatsoever.  Until all Obligations of Borrower to Lender shall have been paid or performed in full, Guarantor shall have no right of subrogation, and waives any right to enforce any remedy which Lender now has or may hereinafter have against Borrower, and waives any benefit of and any right to participate in any security now or hereinafter held by Lender.  Guarantor waives all presentments, demands for performance, notices of non-performance, protests, notices of protest, notices of dishonor and notices of acceptance of this Guaranty and of the existence, creation or incurring of new or additional Obligations.  Guarantor’s obligations and liabilities hereunder shall be separate and distinct from those of Borrower.  If Borrower defaults under any of the Obligations, Lender, at its option, may proceed directly against Guarantor, without having commenced any action or obtained any judgment against Borrower or any other guarantor, and without applying any property of Borrower (or any other person) held as security for the payment and performance of the Obligations.  The liability of Guarantor hereunder shall not be released, diminished, or extinguished by Lender’s failure or delay in enforcing any of its rights.

10. It shall not be necessary for Lender to inquire into the powers of Borrower or its officers, directors, partners, or agent acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

11. Guarantor further agrees to pay all reasonable costs and expenses, including, without limitation, reasonable attorneys’ fees, at any time paid or incurred by Lender in endeavoring to enforce this Guaranty.

12. This Guaranty is absolute and unconditional and shall not be affected by any act or thing whatsoever, except as herein provided.  This Guaranty is not an accommodation, but rather a material consideration bargained for by Lender in agreeing to make the Loan.  No modification or amendment of any provision of this Guaranty shall be effective unless in writing and subscribed by a duly authorized officer of Lender.

13. This Guaranty and the transactions evidenced hereby shall be construed and interpreted under the laws of the State of California, without regard to conflicts of laws principles.  Guarantor irrevocably submits to the exclusive jurisdiction of any California State or United States Federal court sitting in Fresno County, California over any action or proceeding arising out of or relating to this Guaranty, and irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such California State or Federal court.  Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Guarantor waives any objection to venue in the State of California and any objection to an action or proceeding in the State of California on the basis of forum non conveniens.

14. Nothing herein shall be construed to constitute Guarantor as a maker, co-maker or principal debtor.

15. If any provision of this Guaranty or portion of such provision, or the application thereof to any person or circumstance, shall, to any extent, be held invalid or unenforceable, the remainder of this Guaranty or the remainder of such provision and the application thereof to other persons or circumstances, other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Guaranty shall be valid and be enforced to the fullest extent permitted by the law.  Unless the context otherwise requires, the masculine, feminine and neuter genders and the singular and the plural shall each be deemed to include one another, as appropriate.

16. Lender may, upon written notice to Guarantor, assign this Guaranty in whole or in part.

IN WITNESS WHEREOF, this Guaranty has been executed by Guarantor at Sacramento, California, as of the date first set forth above.

GUARANTOR:	PACIFIC ETHANOL CALIFORNIA, INC. By: /s/ JOHN T. MILLER
Title: COO

.